                                                                    EXHIBIT 99.1
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of United Trust Group, Inc.
(the "Company") for the quarterly  period ended June 30, 2002, as filed with the
Securities and Exchange Commission on the date hereof (the "Report") I, Jesse T.
Correll,  Chairman  of the Board and Chief  Executive  Officer  of the  Company,
certify  pursuant  to 18 U.S.C.ss. 1350,  as  adopted  pursuant  toss.906 of the
Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully  complies  with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects, the financial condition and
results of operations of the Company

                                     By: /s/ Jesse T. Correll
                                         Jesse T. Correll
                                         Chairman of the Board and
                                         Chief Executive Officer

Date: August 12, 2002

                                                                    Exhibit 99.2
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of United Trust Group, Inc.
(the "Company") for the quarterly  period ended June 30, 2002, as filed with the
Securities and Exchange Commission on the date hereof (the "Report") I, Theodore
C.  Miller,  Senior Vice  President,  Corporate  Secretary  and Chief  Financial
Officer  of the  Company,  certify  pursuant  to 18 U.S.C.ss. 1350,  as  adopted pursuant toss.906 of the  Sarbanes-Oxley  Act of 2002,  that,  to the best of my knowledge:

     (1) The Report fully  complies  with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company

                                     By: /s/ Theodore C. Miller
                                         Theodore C. Miller
                                         Senior Vice President, Corporate Secretary and
                                         Chief Financial Officer

Date: August 12, 2002